UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 15, 2006

                           GREEN MOUNTAIN CAPITAL INC.

             (Exact Name of Registrant as Specified in Its Charter)

       001-14883                  16-1728655                   Nevada
       ---------                  ----------                   ------
(Commission File Number)        (IRS Employer       (State or Other Jurisdiction
                             Identification No.)          of Incorporation)

                    201 South Biscayne Boulevard, 28th Floor
                              Miami, Florida 33131
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (917) 620-6401
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
            Year

         On June 15, 2006, the Board of Directors of Green Mountain Capital, Inc. approved the change of the company's fiscal year end from January 31 to December 31. The report covering the transition period will be filed on Form 10-QSB, which will be filed within 45 days of June 30, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GREEN MOUNTAIN CAPITAL INC.


                                 By:     /s/Charlie Yiasemis
                                        --------------------
                                 Name:  Charlie Yiasemis
                                 Title: Chief Executive Officer, Chief Financial
                                        Officer, and President


Date:  June 15, 2006











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